UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2022

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

 Chair’s Letter
to Shareholders

Dear Shareholders,

In February, the world witnessed Russia invade Ukraine. We are now almost two months into the conflict and are beginning to see the scale of the humanitarian crisis and the economic impact caused by this event.

Given the fluidity of the situation, market uncertainty is currently elevated. Economic conditions were already challenging prior to the invasion, with inflation lingering at multi-decade highs, interest rates expected to continue rising, economic growth moderating from the post-pandemic recovery, and weakening performance across equity markets and some bond market segments. The Russia-Ukraine conflict has accelerated these trends in the short term. The spike in geopolitical risks led to surging prices for oil and other hard and soft commodities, driving both inflation and recession risks higher. The U.S. Federal Reserve (Fed) and other central banks now face an even more difficult task of slowing inflation without pulling the economy into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago and now signaling rate increases of 0.5% in the near future. Where the Russia-Ukraine conflict goes from here, how inflation impacts economic growth and the Fed’s response to changing economic conditions are difficult to forecast.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
April 21, 2022

Important Notices

For Shareholders of Nuveen California Municipal Value Fund (NCA)

Fund Reorganization

Effective prior to the opening of business on March 8, 2021, Nuveen California Municipal Value Fund 2 (NCB) was reorganized into NCA (the “Reorganizations”). Refer to Note 1 and Note 10 of the Notes to Financial Statements within this report for further details on the Reorganization.

For Shareholders of Nuveen California Select Tax-Free Income Portfolio (NXC)

Change in Fiscal and Tax Year End

Effective February 24, 2022, NXC’s fiscal and tax year end changed from March 31 to February 28/29 as approved by the Fund’s Board of Trustees. As a result, NXC has prepared an annual report for the period April 1, 2021 through February 28, 2022 (the “eleven months ended February 28, 2022”).

Portfolio Manager’s Comments

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen California ATM-Free Quality Municipal Income Fund (NKX)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Select Tax-Free Income Portfolio (NXC)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and market conditions, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds.

For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and municipal bond markets during the twelve-month reporting period ended February 28, 2022?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus, higher-than-expected inflation readings and increasing geopolitical tensions in Eastern Europe. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) kept borrowing rates low for businesses and individuals and kept the credit system stable while the jobs market and economy recovered from the pandemic shock. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant weighed on economic activity, according to the Bureau of Economic Analysis third estimate. Also according to the third estimate, GDP grew 5.7% in 2021 overall, rebounding from the contraction of -3.4% in 2020.

The return of consumer demand put upward pressure on inflation. However, as supply chains remained under stress and labor shortages continued, in part because of COVID-19 resurgences around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in 2022 (which did materialize in March 2022, after the close of this reporting period, with a 0.25% increase in the Fed’s target interest rate). Interest rate and stock price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into recession. While some pandemic-related risks appeared to be receding, Russia’s invasion of Ukraine in late February 2022 brought forth another large-scale human tragedy with significant economic consequences. Inflation pressures rose

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

further on anticipated supply disruptions in energy, metals and grains, downside risks to global economic growth increased, and economic sanctions from Western countries sought to block Russia’s access to the global financial system. A more uncertain inflation and economic outlook also made the path toward monetary policy normalization more uncertain for the Fed and other central banks, contributing to elevated market volatility toward the end of the reporting period.

The broad municipal market declined slightly over the twelve-month reporting period. Municipal yields rose but not uniformly across the maturity spectrum, resulting in a flatter yield curve overall but with intermediate maturities outperforming the short and long ends of the curve. Demand for municipal debt remained remarkably strong throughout 2021, but outflows followed in early 2022 as dealers reduced their inventories in the higher volatility environment. Nevertheless, credit spreads were generally stable as municipal fundamentals were strong and the municipal market remained relatively insulated from geopolitical concerns abroad.

What were the economic and market environments in California during the twelve-month reporting period ended February 28, 2022?

California’s $3.1 trillion economy is the largest in the United States and has continued its post-pandemic recovery. The state’s unemployment rate was 5.4% as of February 2022, higher than the nation’s 3.8% rate. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 25.9%, 19.3% and 18.8%, respectively, over the twelve months ended December 2021 (the most recent data available at the time this report was prepared), compared with an average increase of 18.8% nationally. The Fiscal Year 2022 (July 1, 2021 to June 30, 2022) general fund budget for the state totals $196.4 billion, which is 18.3% higher than the revised Fiscal Year 2021 budget. The Fiscal Year 2022 budget projected a $47 billion surplus driven by revenues that were significantly higher and state costs that were lower than initially expected. The proposed Fiscal Year 2022-2023 (July 1, 2022 to June 30, 2023) budget of $213.1 billion represents a 1.5% increase over the revised Fiscal Year 2022 budget and projects a $45.7 billion surplus, of which 86% is expected to be allocated to one-time spending: health care, homelessness, housing, schools, COVID-19 and climate change. As of March 2022, Standard & Poor’s (S&P) affirmed its AA- rating on California general obligation (GO) debt, but S&P changed the outlook from stable to positive based on “the state’s projection of a new long-term structural balance and high reserves, even assuming currently high capital gains tax and federal aid revert to historically lower levels in later years.” Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. California municipal bond supply totaled $79.1 billion for the twelve-month period ended February 28, 2022, a 6.4% increase from the same period a year earlier.

What key strategies were used to manage the Funds during the twelve-month reporting period ended February 28, 2022?

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. NCA’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage (although the Fund had no such leverage at the end of the reporting period).

The rising interest rate environment in this reporting period provided an opportunity for the municipal investment team to buy lower rated, higher yielding credits in the Funds at wider credit spreads and with incrementally higher yields. These new purchases were funded by selling higher grade, lower yielding paper that had been bought when prevailing interest rates were lower, for the purposes of keeping the Funds fully invested and holding a more liquid investment that could be sold when longer-term opportunities arise. The Funds also used the proceeds from called and maturing bonds to buy new bonds. As a result, the Funds’ holdings in BBB, BB and B rated bonds increased, while exposures to AAA, AA and A rated bonds decreased over this reporting period. Additionally, as interest rates rose in the early months of 2022, the Funds sold some lower book yield positions at a loss to reinvest in more attractive, higher book yield opportunities. The investment team implemented this approach to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient.

From a sector standpoint, positioning remained relatively stable overall. The more noticeable changes included an increase in multi-family housing holdings, specifically in workforce housing - a new program that finances affordable housing for moderate/middle income families. The workforce housing sector was an area of significant new issuance in the California tax-exempt market during the reporting period and the Funds participated in several of these deals. The Funds saw a decrease in tobacco exposure, driven by refundings and restructurings in the sector, as well as declines in utilities and tax supported debt allocations, in which the Funds sold some of the placeholder bonds to rotate into higher yielding, lower rated credits. Elevated refunding activity during the reporting period resulted in a “passive” increase in the Funds’ allocations to pre-refunded bonds.

How did the Funds perform during the twelve-month reporting period ended February 28, 2022, and for NXC the eleven-month abbreviated reporting period ended February 28, 2022?

For the twelve months ended February 28, 2022, the Nuveen California Municipal Value Fund (NCA) outperformed the S&P Municipal Bond California Index, while Nuveen California Quality Municipal Income Fund (NAC) and Nuveen California ATM-Free Quality Municipal Income Fund (NKX) underperformed the S&P Municipal Bond California Index. For the eleven months ended February 28, 2022, the Nuveen California Select Tax-Free Income Portfolio (NXC) performed in-line with the S&P Municipal Bond California Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond California Index.

The main factors that contributed positively to the Funds’ relative performance were individual security selection, credit ratings allocations and sector allocations (except in NXC where sector allocation was a detractor from relative performance). In particular, the Funds’ overweight allocations to lower rated credits and sectors added the most to relative performance, especially in BBB rated and below investment-grade rated bonds, which outperformed during the reporting period.

Offsetting these positive relative performance factors were duration and yield curve positioning, including whether or not the Funds used leverage. The Funds’ longer duration positioning detracted from relative performance as longer duration bonds underper-formed the market during the reporting period. The Funds continued to emphasize longer duration (12 years and longer) bonds because their incrementally higher yields help support the Funds’ income earnings capability and have contributed to the Funds’ total returns over the long term. Additionally, NAC’s and NKX’s use of leverage, as part of the Funds’ duration management strategy, also weighed on relative performance versus the benchmark and was the main reason for the two Funds’ relative underperformance. In contrast, NCA and NXC do not use leverage and performed in-line or better versus the benchmark during the reporting period. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage from issuance of preferred shares and the use of leverage through inverse floating rate securities had a negative impact on the performance of NAC and NKX over the reporting period. NCA and NXC did not utilize leverage over the reporting period.

As of February 28, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAC	NKX	NCA	NXC
Effective Leverage*	37.41%	38.48%	0.00%	0.00%
Regulatory Leverage*	36.94%	36.80%	0.00%	0.00%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2022, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NCA and NXC do not use regulatory leverage.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAC	$729,900,000	$547,700,000	$1,277,600,000
NKX	$ —	$432,600,000	$ 432,600,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAC	NKX	NCA	NXC
March 2021	$0.0545	$0.0545	$0.0266	N/A(1)
April	0.0545	0.0545	0.0265	$0.0400
May	0.0545	0.0545	0.0265	0.0400
June	0.0545	0.0545	0.0265	0.0400
July	0.0545	0.0565	0.0245	0.0400
August	0.0545	0.0565	0.0245	0.0400
September	0.0545	0.0565	0.0245	0.0400
October	0.0545	0.0565	0.0245	0.0400
November	0.0545	0.0565	0.0245	0.0400
December	0.0545	0.0565	0.0245	0.0400
January	0.0545	0.0565	0.0245	0.0400
February 2022	0.0545	0.0565	0.0245	0.0400
Distributions from Net Investment Income	$0.6540	$0.6700	$0.3021	$0.4400
Distributions from Long Term Capital Gains*	$ —	$ —	$ —	$0.0395
Total Distributions	$0.6540	$0.6700	$0.3021	$0.4795

*	Distributions paid in December 2021.
(1)	Effective February 24, 2022, the fiscal year end for NXC changed from March 31 to February 28/29 and therefore the current reporting period for the Fund is April 1, 2021 through February 28, 2022. The March 2021 distribution for the Fund was $0.0437 as disclosed in the Fund's March 31, 2021 annual report.
Yields
Market Yield*	4.77%	4.79%	3.08%	3.24%
Taxable-Equivalent Yield*	10.36%	10.39%	6.70%	7.03%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NKX was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program NKX, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, NKX was authorized to issue additional shares as shown in the accompanying table.

NKX
Additional authorized common shares	4,100,000*

* Represents additional authorized common shares for the period March 1, 2021 through June 30, 2021.

During the current reporting period, NKX did not sell common shares through its shelf program.

Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of February 28, 2022, (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAC	NKX	NCA	NXC
Common shares cumulatively repurchased and retired	370,000	230,000	—	—
Common shares authorized for repurchase	14,470,000	4,750,000	3,310,000	635,000

OTHER COMMON SHARE INFORMATION

As of February 28, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV, and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAC	NKX	NCA	NXC
Common share NAV	15.07	15.64	10.32	15.15
Common share price	13.71	14.15	9.53	14.81
Premium/(Discount ) to NAV	(9.02)%	(9.53)%	(7.66)%	(2.24)%
Average premium/(discount) to NAV	(4.57)%	(4.80)%	(4.21)%	1.76%(1)
(1) 11 months average premium/(discount) to NAV.

NAC	Nuveen California Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	(1.33)%	4.08%	5.36%
NAC at Common Share Price	(1.81)%	3.56%	4.51%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond California Index	(0.73)%	3.13%	3.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 – Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

NAC	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	156.9%
Other Assets Less Liabilities	1.6%
Net Assets Plus MFP shares, net of
deferred offering costs and VRDP
Shares, net of deferred offering costs	158.5%
MFP Shares, net of deferred offering costs	(14.7)%
VRDP Shares, net of deferred offering costs (43.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
California	97.1%
Puerto Rico	2.2%
Guam	0.6%
Virgin Islands	0.1%
New York	0.0%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	18.3%
U.S. Guaranteed	16.8%
Utilities	16.5%
Transportation	12.5%
Tax Obligation/Limited	12.3%
Housing/Multifamily	10.1%
Health Care	8.7%
Other	4.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.1%
AAA	6.2%
AA	44.2%
A	10.4%
BBB	7.0%
BB or Lower	3.3%
N/R (not rated)	13.8%
Total	100%

(1)	See the Portfolio of Investments for the remaining industries/sectors comprising "Other" and not listed in the Portfolio Composition above.
(2)	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	(1.19)%	4.66%	5.67%
NKX at Common Share Price	(2.44)%	3.93%	4.73%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond California Index	(0.73)%	3.13%	3.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 – Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

NKX	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	159.7%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate
Obligations, MFP shares, net of
deferred offering costs and VRDP
Shares, net of deferred offering costs	160.7%
Floating Rate Obligations	(2.8)%
MFP Shares, net of deferred offering costs	(18.8)%
VRDP Shares, net of deferred offering costs	(39.1)%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
California	96.0%
Puerto Rico	2.4%
Guam	1.1%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	21.4%
U.S. Guaranteed	18.1%
Utilities	17.3%
Tax Obligation/Limited	16.9%
Housing/Multifamily	10.1%
Health Care	7.6%
Transportation	6.3%
Other	2.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	16.7%
AAA	6.5%
AA	47.5%
A	8.1%
BBB	4.2%
BB or Lower	3.5%
N/R (not rated)	13.5%
Total	100%

(1)	See the Portfolio of Investments for the remaining industries/sectors comprising "Other" and not listed in the Portfolio Composition above.
(2)	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NCA	Nuveen California Municipal Value Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	(0.43)%	3.46%	4.19%
NCA at Common Share Price	(3.89)%	2.01%	3.41%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond California Index	(0.73)%	3.13%	3.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 – Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

NCA	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
California	97.7%
Puerto Rico	2.0%
Virgin Islands	0.3%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	25.7%
Utilities	19.3%
Transportation	16.6%
Tax Obligation/Limited	11.8%
Housing/Multifamily	9.5%
Health Care	7.6%
U.S. Guaranteed	7.4%
Other	2.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.1%
AAA	12.6%
AA	45.9%
A	13.3%
BBB	6.5%
BB or Lower	2.8%
N/R (not rated)	11.8%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising "Other" and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of
February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Cumulative		Average Annual
	11-Month	1-Year	5-Year	10-Year
NXC at Common Share NAV	(1.34)%	(0.44)%	3.76%	4.33%
NXC at Common Share Price	(6.27)%	(3.95)%	3.10%	4.42%
S&P Municipal Bond Index	(0.91)%	(0.37)%	3.18%	3.22%
S&P Municipal Bond California Index	(1.31)%	(0.73)%	3.13%	3.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 – Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

NXC	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.1%
Other Assets Less Liabilities	1.9%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
California	97.4%
Puerto Rico	1.5%
Virgin Islands	1.1%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/General	21.7%
Utilities	19.7%
Tax Obligation/Limited	16.5%
U.S. Guaranteed	15.2%
Housing/Multifamily	9.5%
Transportation	9.0%
Health Care	7.1%
Other	1.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.8%
AAA	15.2%
AA	37.9%
A	11.2%
BBB	5.9%
BB or Lower	3.1%
N/R (not rated)	12.9%
Total	100%

[1]	See the Portfolio of Investments for the remaining industries/sectors comprising "Other" and not listed in the Portfolio Composition above.
[2]	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

Shareholder Meeting Report

The annual meeting of shareholders was held on November 17, 2021 for NCA, NKX and NAC. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

		NCA			NKX			NAC
	Common and			Common and			Common and
	Preferred shares			Preferred shares			Preferred shares
	voting together		Preferred	voting together		Preferred	voting together		Preferred
	as a class		Shares	as a class		Shares	as a class		Shares
Approval of the Board Members was
reached as follows:
Jack B. Evans
For	18,641,358		—	35,146,108		—	102,966,240		—
Withhold	8,903,695		—	1,162,658		—	3,009,464		—
Total	27,545,053		—	36,308,766		—	105,975,704		—
Joanne T. Medero
For	26,726,706		—	35,226,950		—	103,245,655		—
Withhold	818,347		—	1,081,816		—	2,730,049		—
Total	27,545,053		—	36,308,766		—	105,975,704		—
Matthew Thornton III
For	26,695,626		—	35,226,359		—	102,966,609		—
Withhold	849,427		—	1,082,407		—	3,009,095		—
Total	27,545,053		—	36,308,766		—	105,975,704		—
William C. Hunter
For	—		—	—		4,276	—		10,273
Withhold	—		—	—		40	—		—
Total	—		—	—		4,316	—		10,273
Albin F. Moschner
For	18,696,982		—	—		4,316	—		10,273
Withhold	8,848,071		—	—		—	—		—
Total	27,545,053		—	—		4,316	—		10,273

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen California Quality Municipal Income Fund,
Nuveen California AMT-Free Quality Municipal Income Fund,
Nuveen California Municipal Value Fund, and
Nuveen California Select Tax-Free Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen California Quality Municipal Income Fund, Nuveen California AMT-Free Quality Municipal Income Fund, Nuveen California Municipal Value Fund, and Nuveen California Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of February 28, 2022, the related statements of operations for the year then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and the year-ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio), the statements of cash flows for the year then ended for Nuveen California Quality Municipal Income Fund and Nuveen California AMT-Free Quality Municipal Income Fund, the statements of changes in net assets for each of the years in the two year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the two-year period ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the five-year period ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio).

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations for the year then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and the year-ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio), their cash flows for the year then ended for Nuveen California Quality Municipal Income Fund and Nuveen California AMT-Free Quality Municipal Income Fund, the changes in their net assets for each of the years in the two year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the two-year period ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio), and the financial highlights for each of the years in the five year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the five-year period ended March 31, 2021 for Nuveen California Select Tax-Free Income Portfolio), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

April 27, 2022

NAC	Nuveen California Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.9% (100.0% of Total Investments)
	Consumer Staples – 0.6% (0.3% of Total Investments)
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/22 at 100.00	N/R	$ 1,000,310
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
680	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	737,086
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/22 at 22.54	N/R	5,623,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/22 at 23.43	N/R	4,432,890
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
45,680	Total Consumer Staples			11,794,036
	Education and Civic Organizations – 6.0% (3.8% of Total Investments)
7,000	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	9,918,930
	Refunding Series 2014U-6, 5.000%, 5/01/45
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	801,992
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,008,730
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,555,112
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,047,010
	5.000%, 10/01/38
365	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	381,498
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,752,162
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,329,912
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,552,056
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,161,407
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	908,576
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,505,603
10,440	California State University, Systemwide Revenue Bonds, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	Aa2	12,724,794
7,100	California State University, Systemwide Revenue Bonds, Series 2020C, 3.000%, 11/01/39	11/30 at 100.00	Aa2	7,364,049
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/25 at 100.00	A+	1,105,920
	Project, Series 2015A, 5.000%, 7/01/45
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M,	5/27 at 100.00	AA–	20,498,055
	5.000%, 5/15/47
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	7,947,888
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,088,310
	University of California, General Revenue Bonds, Series 2020BE:
11,040	5.000%, 5/15/43	5/30 at 100.00	AA	13,466,923
12,000	4.000%, 5/15/50	5/30 at 100.00	AA	13,419,840
113,195	Total Education and Civic Organizations			130,538,767

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 0.0% (0.0% of Total Investments)
$ 1,305	Puerto Rico Urgent Interest Fund Corp (COFINA), National Taxable Trust Unit,	No Opt. Call	N/R	$ 314,976
	Series 2007A Sr. Bond, 0.000%, 8/01/54 (4)
	Health Care – 13.7% (8.7% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	9,822,903
	HealthCare, Series 2014A, 5.000%, 8/01/43
22,545	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	25,707,162
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	A1	7,196,539
7,250	5.000%, 11/15/48	11/27 at 100.00	A1	8,440,305
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health	8/31 at 100.00	N/R	14,821,200
	System, Series 2021A, 3.000%, 8/15/51
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	16,288,200
	Center, Refunding Series 2016B, 4.000%, 8/15/39
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
3,900	5.000%, 8/15/42	8/27 at 100.00	BBB+	4,497,207
2,400	5.000%, 8/15/47	8/27 at 100.00	BBB+	2,750,376
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,
	Series 2020A:
9,975	4.000%, 4/01/44	4/30 at 100.00	BBB+	10,913,847
6,530	4.000%, 4/01/45	4/30 at 100.00	BBB+	7,130,695
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,610,250
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,279,875
	Services, Series 2012A, 5.000%, 10/01/33
2,230	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	2,420,286
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,078,500
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,197,812
	Health, Refunding Series 2016A, 4.000%, 10/01/47
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	783,928
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	13,073,242
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,633,790
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	6,740,870
	5.000%, 8/01/47
2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	2,244,300
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,098,120
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,308,900
2,375	5.500%, 12/01/54	12/24 at 100.00	BB	2,599,936
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	10,492,712
33,895	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	38,105,098

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 16,445	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	$ 19,258,904
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,633,200
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,356,370
5,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health	3/28 at 100.00	A+	5,849,300
	System/West, Series 2018A, 5.000%, 3/01/48
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	25,375,986
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
890	5.750%, 7/01/24 (5),(6)	1/22 at 100.00	N/R	783,330
970	5.750%, 7/01/30 (5),(6)	1/22 at 100.00	N/R	854,577
679	5.750%, 7/01/35 (5),(6)	1/22 at 100.00	N/R	598,243
916	5.500%, 7/01/39 (5),(6)	1/22 at 100.00	N/R	806,563
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	3/22 at 100.00	A1	6,678,826
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
12,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	14,620,446
	5.000%, 11/01/39
271,210	Total Health Care			298,051,798
	Housing/Multifamily – 15.9% (10.1% of Total Investments)
22,285	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	21,505,694
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
16,705	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	15,567,055
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
13,375	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	13,690,249
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
2,860	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	2,732,072
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
7,380	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	6,118,906
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
660	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	583,869
	at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A
1,385	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,439,694
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
7,575	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	7,816,036
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
23,109	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	25,480,037
	2019-2, 4.000%, 3/20/33
19,105	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	20,425,099
	2021-1, 3.500%, 11/20/35
3,429	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	3,876,204
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
1,680	5.250%, 8/15/39	8/24 at 100.00	A–	1,782,245
2,150	5.250%, 8/15/49	8/24 at 100.00	A–	2,271,776
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	1,135,167
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	842,200

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 23,750	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	$ 23,704,875
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
8,060	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave	2/32 at 100.00	N/R	7,616,861
	Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A
4,145	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33,	12/31 at 100.00	N/R	3,370,258
	Senior Series 2021A-1, 3.000%, 12/01/56, 144A
1,265	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	1,212,300
	Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A
11,510	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	9,926,454
	Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A
1,720	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,571,306
	Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A
3,310	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	3,344,060
	Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
20,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	19,900,785
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
23,610	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	24,900,995
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
4,830	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	4,043,676
	Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Millennium South Bay-Hawthorne, Series 2021A-1 and A-2:
6,210	3.375%, 7/01/43, 144A	7/32 at 100.00	N/R	5,976,007
8,060	3.250%, 7/01/56, 144A	7/32 at 100.00	N/R	7,053,306
21,695	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	21,797,400
	Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Monterrey Station Apartments, Senior Lien Series 2021A-1:
2,215	3.000%, 7/01/43, 144A	7/32 at 100.00	N/R	1,975,492
9,645	3.125%, 7/01/56, 144A	7/32 at 100.00	N/R	8,172,208
3,220	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	3,235,166
	Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A
450	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	385,430
	Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A
13,700	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	11,333,736
	Orange City Portfolio, Senior Lien Series 2021A-2, 3.000%, 3/01/57, 144A
8,895	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	8,511,537
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
5,720	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	5,061,857
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
590	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	623,748
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
8,025	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	8,061,915
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
2,010	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	1,817,402
	Waterscape Apartments, Mezzanine Lien Series 2021B, 4.000%, 9/01/46, 144A
2,260	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	1,887,303
	Waterscape Apartments, Senior Lien Series 2021A, 3.000%, 9/01/56, 144A
5,700	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	5,109,423
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A
20,760	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	17,411,204
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 14,365	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	$ 11,636,656
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,235,351
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
361,473	Total Housing/Multifamily			346,143,014
	Industrials – 0.9% (0.6% of Total Investments)
18,630	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds,	9/27 at 100.63	N/R	20,492,255
	Green Series 2021A, 4.000%, 10/01/52 (Mandatory Put 12/01/27)
	Tax Obligation/General – 28.6% (18.3% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,899,940
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
5,245	California State, General Obligation Bonds, Refunding Various Purpose Series 2012,	9/22 at 100.00	Aa2	5,344,707
	5.000%, 9/01/36
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	Aa2	9,607,620
1,710	5.000%, 2/01/31	2/23 at 100.00	Aa2	1,773,082
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	Aa2	4,319,062
4,600	5.000%, 8/01/33	8/26 at 100.00	Aa2	5,280,156
8,000	5.000%, 9/01/37	9/26 at 100.00	Aa2	9,172,720
9,210	California State, General Obligation Bonds, Refunding Various Purpose Series 2019,	10/29 at 100.00	Aa2	9,652,080
	3.000%, 10/01/35
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	Aa2	7,371,340
11,000	5.000%, 8/01/34	8/25 at 100.00	Aa2	12,264,780
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	Aa2	5,737,650
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%,	3/22 at 100.00	Aa2	140,582
	5/01/22 – FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	Aa2	10,364,040
9,755	5.000%, 2/01/43	2/23 at 100.00	Aa2	10,104,814
15,145	5.000%, 4/01/43	4/23 at 100.00	Aa2	15,777,607
7,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	7,683,378
	California State, General Obligation Bonds, Various Purpose Series 2014:
24,970	5.000%, 5/01/32	5/24 at 100.00	Aa2	26,835,259
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa2	9,675,013
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa2	10,899,041
1,815	5.000%, 10/01/44	10/24 at 100.00	Aa2	1,967,950
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	10,438,125
3,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	4,419,463
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	9,423,894
8,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B,	10/28 at 100.00	Aa2	9,515,200
	5.000%, 10/01/48
5,000	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/45	4/29 at 100.00	Aa2	6,002,550
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	3,863,288
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	16,804,650
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Corona-Norco Unified School District, Riverside County, California, General Obligation
	Bonds, Election 2014, Series 2019C:
$ 7,860	3.000%, 8/01/44	8/28 at 100.00	AA–	$ 7,976,721
5,585	4.000%, 8/01/49	8/28 at 100.00	AA–	6,168,353
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	3,903,735
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	5,940,010
	General Obligation Revenue Bonds, Program Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,282,120
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,524,494
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (7)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	4,748,673
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41
13,465	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/30 at 100.00	AA+	15,184,884
	Bonds, Series 2020RYQ, 4.000%, 7/01/44
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	11,525,742
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,718,864
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,486,012
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	9,743,294
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
14,655	Ontario-Montclair School District, San Bernardino County, California, General Obligation	8/27 at 100.00	Aa2	16,111,854
	Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,622,846
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (7)
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	6,924,819
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	6,444,650
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (7)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	13,592,880
	Election of 2008 Series 2009B, 0.000%, 8/01/44
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	Aaa	5,715,434
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	8,131,830
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	24,468,829
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,096,133
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (7)
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,486,270
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,678,054
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	7,980,087
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,342,846
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
$ 7,285	3.000%, 8/01/37	8/29 at 100.00	AA	$ 7,647,210
4,650	3.000%, 8/01/41	8/29 at 100.00	AA	4,754,997
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	3,959,278
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,737,420
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (7)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	27,132,820
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (7)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	A1	5,176,696
4,830	5.500%, 8/01/40	8/24 at 100.00	A1	5,274,988
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	A1	4,756,226
3,500	5.500%, 8/01/40	8/24 at 100.00	A1	3,822,455
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa2	2,050,444
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	135,067,987
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (7)
624,370	Total Tax Obligation/General			624,517,946
	Tax Obligation/Limited – 19.2% (12.3% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,834,695
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	3/22 at 100.00	N/R	1,664,996
	10/01/36 – AMBAC Insured
1,455	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/22 at 100.00	AA	1,484,667
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,409,260
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
10,690	5.250%, 9/01/30	9/23 at 100.00	Aa3	11,356,949
18,135	5.250%, 9/01/32	9/23 at 100.00	Aa3	19,266,443
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	Aa3	9,226,857
1,450	5.250%, 9/01/33	9/23 at 100.00	Aa3	1,540,466
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	11,399,733
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	18,883,838
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	1,037,600
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	Aa3	1,045,770
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,876,352
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	10,525,408
	Series 2013I, 5.000%, 11/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	Aa3	$ 14,643,647
	Series 2014E, 5.000%, 9/01/39
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	9,985,050
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,139,600
1,145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,189,815
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	574,997
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,061,310
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,323,273
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,169,229
	5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	879,620
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,089,170
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/22 at 100.00	Aa2	14,970,460
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	5,832,199
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,393,031
5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	6,081,477
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	12,244,582
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,676,587
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	18,209,588
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,208,714
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
2,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	2,437,840
	Series 2019E-1, 5.000%, 12/01/49
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	3/22 at 100.00	A	1,631,338
750	7.000%, 9/01/31	3/22 at 100.00	A	753,150
1,835	Modesto, California, Special Tax Bonds, Community Facilties District 2004-1 Village One	9/24 at 100.00	BBB+	1,976,827
	2, Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	3/22 at 100.00	A+	1,004,250
	2009, 7.000%, 3/01/34
15,390	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	16,709,846
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,265	5.250%, 9/01/30	9/23 at 100.00	N/R	11,789,160
10,100	5.750%, 9/01/39	9/23 at 100.00	N/R	10,608,535
1,595	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,678,227
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,603,787
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 10,995	0.000%, 7/01/46	7/28 at 41.38	N/R	$ 3,571,836
49,372	5.000%, 7/01/58	7/28 at 100.00	N/R	55,368,229
43	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	47,027
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	3,814,685
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	5,924,550
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,005,206
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,652,761
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	563,231
710	5.000%, 9/01/42	9/22 at 100.00	N/R	719,919
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	421,775
575	5.000%, 9/01/37	9/25 at 100.00	N/R	628,147
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,254,160
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2020:
2,540	4.000%, 10/01/40	10/30 at 100.00	AA	2,925,293
8,245	4.000%, 10/01/43	10/30 at 100.00	AA	9,426,179
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	3,327,028
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	3/22 at 100.00	A	1,005,030
1,325	8.000%, 8/01/38	3/22 at 100.00	A	1,332,168
615	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	669,581
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
5,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	5,089,900
	Series 2019A, 3.000%, 7/01/44
255	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	257,966
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
1,855	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	1,950,495
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,702,750
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	3/22 at 100.00	N/R	1,320,313
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,768,975
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
$ 1,370	5.500%, 9/01/27, 144A	No Opt. Call	N/R	$ 1,452,077
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,600,413
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	6,092,036
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,368,671
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
4,085	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	4,896,608
	2020A, 5.000%, 10/01/49
1,565	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin	9/25 at 100.00	A–	1,748,512
	Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/32
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	3/22 at 100.00	Baa2	7,012,827
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,648,593
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,352,358
	2013, 5.000%, 9/01/34
394,240	Total Tax Obligation/Limited			419,337,642
	Transportation – 19.6% (12.5% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	7,866,756
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,118,165
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien
	Series 2018A:
2,040	4.000%, 12/31/47 (AMT)	6/28 at 100.00	A2	2,148,508
3,500	5.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB–	3,983,105
1,600	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,816,880
	Series 2018B, 5.000%, 6/01/48 (AMT)
2,295	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,473,987
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	1,317,936
870	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,008,434
10,840	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	13,127,782
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/32 at 100.00	N/R	3,934,320
	Airport, Refunding & Subordinate Series 2022C, 3.250%, 5/15/49 (AMT)
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	5,416,950
	Airport, Senior Lien Series 2015A, 4.750%, 5/15/40 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	Aa2	2,846,168
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	Aa2	12,501,246
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	Aa2	3,284,040
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	Aa2	12,408,198
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	11,991,700
	Airport, Senior Lien Series 2020C, 5.000%, 5/15/39 (AMT)

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,090	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	$ 3,755,215
	Airport, Senior Lien Series 2020D, 5.000%, 5/15/44
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	Aa3	1,977,259
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	Aa3	1,119,630
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	7,630,731
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	Aa3	15,560,179
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	13,536,607
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,573,862
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	Aa3	25,268,377
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,460,000
	Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/43 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	1,176,410
	Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/32 (AMT)
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	6,487,439
	Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,360,180
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/36 (AMT)
6,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/32 at 100.00	N/R	7,350,295
	Airport, Subordinate Lien Series 2022A, 4.000%, 5/15/49 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,429,950
	5.000%, 8/01/44
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,264,272
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,716,010
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,031,321
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,178,394
3,250	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/31 at 100.00	A	3,658,980
	RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/39
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	5,973,050
	Refunding Subordinate Series 2019A, 5.000%, 7/01/39
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	5,740,750
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	25,712,097
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A1	4,827,150
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	55,853,154
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
$ 2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	$ 2,858,400
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	22,452,639
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	43,573,279
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	23,145,400
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	10,861,614
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	2,313,860
	International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019E:
4,900	5.000%, 5/01/39 (AMT)	5/29 at 100.00	A1	5,716,536
3,335	5.000%, 5/01/40 (AMT)	5/29 at 100.00	A1	3,885,308
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A2	3,669,998
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A2	3,385,230
376,870	Total Transportation			426,747,751
	U.S. Guaranteed – 26.4% (16.8% of Total Investments) (8)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,057,680
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	21,747,512
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42 (Pre-refunded 2/15/27)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1	5,972,507
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	11,636,550
	Subordinate Series 2019S-H, 5.000%, 4/01/49 (Pre-refunded 4/01/29)
7,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	7,305,620
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34 (Pre-refunded 4/01/23)
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	1,441,770
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
15,535	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	18,034,892
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A1	18,361,525
	Health, Series 2016A, 5.000%, 11/15/46 (Pre-refunded 11/15/25)
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	1,861,347
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	10/21 at 100.00	AA+	5,646,170
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	24,645,598
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
$ 6,540	5.125%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	A–	$ 6,671,716
6,010	5.500%, 8/15/47 (Pre-refunded 8/15/22)	8/22 at 100.00	A–	6,141,198
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,034,895
	Series 2012B, 7.250%, 8/15/47 (Pre-refunded 8/15/22)
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	21,877,188
	5.000%, 1/01/48 (Pre-refunded 1/01/28)
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	Aa3	2,659,673
	Series 2012A, 5.000%, 4/01/33 (Pre-refunded 4/01/22)
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,052,750
	for Research on Aging, Series 2014, 5.000%, 11/15/44 (Pre-refunded 11/15/24) – AGM Insured
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	2,897,591
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44 (Pre-refunded 7/01/24)
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	8,538,825
	Bonds, Refunding Series 2016, 5.000%, 8/01/37 (Pre-refunded 2/01/26)
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	22,557,090
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
45,735	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	49,609,212
45,725	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	49,782,179
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,021,290
	Heights, Refunding Series 2012, 5.000%, 9/01/32 (Pre-refunded 9/01/22)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,460	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	AA–	1,627,301
1,790	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	1,996,315
86,320	5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	Aa3	96,269,243
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,049,730
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30 (Pre-refunded 6/01/23)
22,545	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	22,810,129
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37 (Pre-refunded 6/01/22)
35,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	36,150,955
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47 (Pre-refunded 6/01/22)
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	27,043,151
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47 (Pre-refunded 6/01/22)
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,147,920
	Participation, Series 2013A, 5.000%, 2/01/38 (Pre-refunded 2/01/23) – BAM Insured
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,097,235
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,180,663
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,503,597
	2012 Series 2013B, 5.000%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa3	9,914,032
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (8) (continued)
$ 685	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	$ 725,203
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
4,895	5.000%, 5/01/29 (Pre-refunded 5/01/22) (AMT)	5/22 at 100.00	A+	4,930,244
7,340	5.000%, 5/01/31 (Pre-refunded 5/01/22) (AMT)	5/22 at 100.00	A+	7,392,848
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	N/R	2,378,880
	6.000%, 8/01/26 (ETM)
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	1,059,650
	Series 2013A, 5.750%, 6/01/44 (Pre-refunded 6/01/23)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	3/22 at 100.00	Baa2	1,533,161
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,170,423
	(Pre-refunded 9/01/23)
4,250	San Diego Community College District, San Diego County, California, General Obligation	8/26 at 100.00	AAA	4,905,903
	Bonds, Refunding Series 2016, 5.000%, 8/01/41 (Pre-refunded 8/01/26)
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	AA–	10,040,297
	Series 2013B, 5.000%, 7/01/43 (Pre-refunded 7/01/23) (AMT)
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,142,793
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,392,900
	Bonds, Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	5/22 at 0.00	Aa2	772,103
	Bonds, Tender Option Bond Trust 2015-XF0226, 17.713%, 11/01/43 (Pre-refunded
	5/01/22), 144A (IF) (9)
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40 (Pre-refunded 8/01/25)	8/25 at 100.00	Aa2	3,372,660
1,600	5.000%, 8/01/45 (Pre-refunded 8/01/25)	8/25 at 100.00	Aa2	1,798,752
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	9,214,381
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
528,570	Total U.S. Guaranteed			576,175,247
	Utilities – 25.9% (16.5% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,087,320
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,272,397
5,000	California Infrastructure and Economic Development Bank. Clean Water State Revolving	4/28 at 100.00	AAA	5,913,850
	Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	1/23 at 100.00	BBB	3,998,790
65,500	5.000%, 11/21/45 (AMT), 144A	1/23 at 100.00	BBB	66,724,195
75	California Statewide Community Development Authority, Water and Wastewater Revenue	3/22 at 100.00	AA	75,259
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured
245	California Statewide Community Development Authority, Water and Wastewater Revenue	3/22 at 100.00	AA	245,948
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2017A:
$ 5,000	5.000%, 6/01/42	6/27 at 100.00	AAA	$ 5,820,200
2,200	5.000%, 6/01/45	6/27 at 100.00	AAA	2,557,302
8,715	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/29 at 100.00	AAA	10,578,093
	Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	10,764,100
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	AA–	17,978,869
7,610	5.500%, 11/15/37	No Opt. Call	AA–	10,383,845
8,980	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	Aa2	10,831,496
	Refunding Series 2019D, 5.000%, 7/01/44
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	34,166,808
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	5,118,077
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	Aa2	4,264,120
	Series 2014B, 5.000%, 7/01/43
43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	50,038,482
	Series 2017A, 5.000%, 7/01/42
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	61,991,271
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	12,551,557
	Series 2018A, 5.000%, 7/01/38
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	Aa2	10,689,549
8,215	5.000%, 7/01/39	7/28 at 100.00	Aa2	9,792,280
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,789,560
	Series 2019C, 5.000%, 7/01/49
7,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/31 at 100.00	Aa2	8,501,360
	Series 2021B, 5.000%, 7/01/51
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	3,153,690
	Tender Option Bond Trust 3345. As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.312%,
	7/01/43, 144A (IF) (9)
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,385,945
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	26,057,941
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	7,581,994
	2016A, 5.000%, 7/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	$ 11,510,500
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	11,707,900
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,391,340
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	7,877,457
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2020A:
5,000	5.000%, 7/01/41	7/30 at 100.00	Aa2	6,157,600
4,000	5.000%, 7/01/47	7/30 at 100.00	Aa2	4,869,200
4,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/30 at 100.00	Aa2	5,582,070
	2020C, 5.000%, 7/01/39
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,645,213
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,200,307
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	5,960,200
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,304,200
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,164,421
4,700	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A,	10/29 at 100.00	AAA	5,678,963
	5.000%, 10/01/49
7,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A,	4/31 at 100.00	AAA	9,351,900
	5.000%, 10/01/46
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019,	3/29 at 100.00	AAA	7,670,157
	3.000%, 9/01/44
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/22 at 100.00	N/R	3,535,035
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	CCC	1,756,331
6,390	5.750%, 7/01/37	7/22 at 100.00	CCC	6,492,560
5,235	6.000%, 7/01/47	7/22 at 100.00	CCC	5,323,105
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	3,230,610
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
26,570	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	12/30 at 100.00	AA	32,526,197
	Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,023,725
	Bond Trust 2016-XG0060, 17.869%, 8/15/41, 144A (IF) (9)
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,571,200
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,570	San Francisco City and County Public Utilities Commission, California, Wastewater	4/28 at 100.00	AA	$ 3,031,623
	Revenue Bonds, Series 2018B, 5.000%, 10/01/43
2,145	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding	6/30 at 100.00	Aa1	2,613,060
	Series 2020A, 5.000%, 6/01/45
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,214,552
	2018, 4.000%, 8/01/46
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA–	1,692,751
1,500	5.000%, 7/01/38	7/24 at 100.00	AA–	1,621,365
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	5,039,200
	2007A, 5.000%, 11/01/33
500,910	Total Utilities			565,057,040
	Water and Sewer – 0.1% (0.1% of Total Investments)
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	6/21 at 100.00	AA	2,529,800
	Tender Option Bond Trust 2016-XG0038, 17.550%, 8/01/39 –
	AGC Insured, 144A (IF) (9)
$ 3,238,953	Total Long-Term Investments (cost $3,184,117,563)			3,421,700,272
	MuniFund Preferred Shares, net of deferred offering costs – (14.7)% (10)			(319,829,781)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (43.8)% (11)			(954,400,258)
	Other Assets Less Liabilities – 1.6%			33,603,650
	Net Asset Applicable to Common Shares – 100%		$ 2,181,073,883

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(9)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(10)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.3%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.7% (100.0% of Total Investments)
	Consumer Staples – 0.0% (0.0% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 254,728
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	Education and Civic Organizations – 3.3% (2.0% of Total Investments)
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,836,230
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,560	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	3/22 at 100.00	N/R	1,561,186
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	688,930
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	812,760
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,382,631
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	316,504
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,877,335
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	11,868,600
21,655	Total Education and Civic Organizations			24,344,176
	Health Care – 12.2% (7.6% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	A1	14,457,648
2,960	5.000%, 11/15/46	11/26 at 100.00	A1	3,375,170
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	10,960,755
	Health, Refunding Series 2017A, 5.000%, 11/15/48
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	4,074,630
	Health, Series 2018A, 5.000%, 11/15/48
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	1,285,622
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,145,990
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	A+	1,028,520
	Medical Center, Series 2012A, 5.000%, 11/15/35
6,500	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	7,111,780
	Series 2020A, 4.000%, 4/01/44
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,020,300
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,728,555
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,047,800
	Services, Series 2012A, 5.000%, 10/01/33
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	862,837
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,035,200
	Services, Series 2014B, 5.000%, 10/01/44

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	$ 286,105
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,920,279
	2017A, 5.250%, 11/01/36
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,308,900
4,000	5.500%, 12/01/54	12/24 at 100.00	BB	4,378,840
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	16,570,855
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,319,720
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
62	5.750%, 7/01/24 (4),(5)	1/22 at 100.00	N/R	54,210
373	5.750%, 7/01/30 (4),(5)	1/22 at 100.00	N/R	328,356
9	5.750%, 7/01/35 (4),(5)	1/22 at 100.00	N/R	8,131
81,364	Total Health Care			90,310,203
	Housing/Multifamily – 16.2% (10.1% of Total Investments)
7,680	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	7,411,430
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
5,750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	5,358,310
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,070,710
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
970	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	926,612
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
3,185	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	2,640,747
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
230	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	203,470
	at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50, 144A
500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	519,745
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
4,750	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	4,901,145
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
7,871	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	8,678,022
	2019-2, 4.000%, 3/20/33
6,488	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	6,936,727
	2021-1, 3.500%, 11/20/35
1,170	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	1,322,918
	Series 2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	A–	275,824
705	5.250%, 8/15/49	8/24 at 100.00	A–	744,931
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	Caa2	119,942
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
8,205	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	8,189,410
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 2,740	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave	2/32 at 100.00	N/R	$ 2,589,355
	Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A
1,435	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33,	12/31 at 100.00	N/R	1,166,784
	Senior Series 2021A-1, 3.000%, 12/01/56, 144A
440	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	421,670
	Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A
3,980	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	3,432,432
	Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A
595	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	543,562
	Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A
1,145	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,156,782
	Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
7,065	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	6,858,490
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
8,125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	8,569,275
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Millennium South Bay-Hawthorne, Series 2021A-1 and A-2:
2,150	3.375%, 7/01/43, 144A	7/32 at 100.00	N/R	2,068,988
2,745	3.250%, 7/01/56, 144A	7/32 at 100.00	N/R	2,402,149
6,820	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	6,852,190
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Monterrey Station Apartments, Senior Lien Series 2021A-1:
770	3.000%, 7/01/43, 144A	7/32 at 100.00	N/R	686,740
3,340	3.125%, 7/01/56, 144A	7/32 at 100.00	N/R	2,829,982
1,085	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	1,090,110
	Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A
155	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	132,759
	Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57, 144A
4,735	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	3,917,171
	Orange City Portfolio, Senior Lien Series 2021A-2, 3.000%, 3/01/57, 144A
3,020	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,889,808
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
1,935	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	1,712,359
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	211,440
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
2,720	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	2,732,512
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
780	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	651,370
	Waterscape Apartments, Senior Lien Series 2021A, 3.000%, 9/01/56, 144A
1,975	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	1,770,370
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A
7,200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	6,038,568
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
4,970	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	4,026,048
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,360,194
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
$ 670	5.000%, 6/15/44	6/24 at 100.00	A+	$ 716,364
185	5.000%, 6/15/49	6/24 at 100.00	A+	197,203
125,169	Total Housing/Multifamily			120,324,618
	Long-Term Care – 0.4% (0.3% of Total Investments)
1,755	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	3/22 at 100.00	AA	1,762,073
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,442,805
	Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/39
3,055	Total Long-Term Care			3,204,878
	Tax Obligation/General – 34.2% (21.4% of Total Investments)
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	Aa2	1,836,576
	5.000%, 8/01/33
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,250	5.000%, 4/01/32	No Opt. Call	Aa2	4,209,432
15,000	5.000%, 11/01/39	11/28 at 100.00	Aa2	18,012,450
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	3,649,310
2,000	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,071,720
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa2	5,858,045
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,671,216
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa2	9,574,560
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa2	9,758,430
8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	8,790,000
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	6,139,911
7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	9,347,514
1,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,686,067
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	10,598,062
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	11,629,207
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,354,857
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,988,205
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (6)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,701,379
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	9,691,820
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
9,665	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety &	3/29 at 100.00	AAA	11,658,986
	Infrastructure, Series 2019A-1, 5.000%, 9/01/45
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,420,260
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,627,414
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (6)
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
1,730	3.000%, 8/01/36	8/29 at 100.00	AA	1,829,267
2,110	3.000%, 8/01/41	8/29 at 100.00	AA	2,157,644

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	$ 5,879,000
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (6)	8/37 at 100.00	AA	28,311,972
38,845	0.000%, 8/01/50 – AGM Insured (6)	8/37 at 100.00	AA	47,326,417
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	16,467,535
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,041,826
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)
242,080	Total Tax Obligation/General			254,289,082
	Tax Obligation/Limited – 27.0% (16.9% of Total Investments)
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/22 at 100.00	AA	1,019,940
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
5,720	Brea and Olinda Unified School District, Orange County, California, Certificates of	3/22 at 100.00	AA	5,738,476
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
1,695	5.000%, 12/01/22 – AMBAC Insured	3/22 at 100.00	AA+	1,700,797
1,780	5.000%, 12/01/23 – AMBAC Insured	3/22 at 100.00	AA+	1,785,963
1,865	5.000%, 12/01/24 – AMBAC Insured	3/22 at 100.00	AA+	1,871,845
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	7,436,730
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	Aa3	2,799,486
2,065	5.000%, 4/01/31	4/22 at 100.00	Aa3	2,072,021
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	22,070,045
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,064,227
	California, Various Projects Series 2013A, 5.000%, 3/01/33
9,200	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	5/31 at 100.00	Aa3	10,306,852
	Series 2021B, 4.000%, 5/01/46
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	3/22 at 100.00	N/R	1,233,198
530	5.750%, 8/01/26	3/22 at 100.00	N/R	531,659
4,720	El Monte, California, Senior Lien Certificates of Participation, Department of Public	3/22 at 100.00	Aa2	4,738,266
	Services Facility Phase II, Series 2001, 5.250%, 1/01/34 – AMBAC Insured
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,426,781
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,416,440
535	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	555,940
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,205,404
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,104,240
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,089,170
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/22 at 100.00	Aa2	6,206,775
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
$ 7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	$ 9,200,995
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,334,308
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,755,035
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
3,855	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	4,698,937
	Series 2019E-1, 5.000%, 12/01/49
475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	3/22 at 100.00	A	477,142
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
3,725	5.250%, 9/01/30	9/23 at 100.00	N/R	3,898,324
3,330	5.750%, 9/01/39	9/23 at 100.00	N/R	3,497,665
515	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	541,873
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,940	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,030,617
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
24,200	0.000%, 7/01/46	7/28 at 41.38	N/R	7,861,612
14,429	5.000%, 7/01/58	7/28 at 100.00	N/R	16,181,402
12	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	13,124
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	669,570
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,799,797
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	437,692
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,219,099
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	9,426,725
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,037,470
210	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	228,637
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	3/22 at 100.00	AAA	1,485,728
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
3,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	3,053,940
	Series 2019A, 3.000%, 7/01/44
380	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	384,419
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
620	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	651,918
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	2,604,096
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%,
	8/01/24 – NPFG Insured
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	3/22 at 100.00	N/R	50,202
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	3,999,060
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
$ 2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	$ 2,392,447
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,095,690
635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	764,718
	2020A, 5.000%, 10/01/45
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,579,425
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	381,118
790	5.250%, 9/01/45	9/25 at 100.00	N/R	853,674
4,090	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,237,894
	5.500%, 9/01/31
201,686	Total Tax Obligation/Limited			200,218,608
	Transportation – 10.0% (6.3% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	10,118,288
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	Aa2	166,425
1,270	5.000%, 5/15/34	5/25 at 100.00	Aa2	1,406,957
1,345	5.000%, 5/15/36	5/25 at 100.00	Aa2	1,489,601
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	Aa3	4,624,320
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	56,471,758
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
64,955	Total Transportation			74,277,349
	U.S. Guaranteed – 28.8% (18.1% of Total Investments) (7)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,065,141
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1	1,167,282
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	7,931,816
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34 (Pre-refunded 4/01/23)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	692,833
	19C, Series 2013A, 5.000%, 9/01/27 (Pre-refunded 9/01/23)
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA–	3,375,480
	Series 2015, 5.000%, 9/01/40 (Pre-refunded 9/01/25)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	482,460
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
2,040	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	2,368,277
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A1	20,824,794
7,500	5.000%, 11/15/46 (Pre-refunded 11/15/25)	11/25 at 100.00	A1	8,474,550
610	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	667,895
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	10/21 at 100.00	AA+	3,043,770
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,697,188

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	$ 3,478,560
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB	4,850,497
	Academies Project, Series 2013A, 7.125%, 8/01/43 (Pre-refunded 8/01/23)
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	158,384
	Series 2012A, 5.500%, 8/15/47 (Pre-refunded 8/15/22)
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	360,259
	Series 2012B, 7.250%, 8/15/47 (Pre-refunded 8/15/22)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,148,760
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	8,642,640
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,440,156
	5.000%, 1/01/48 (Pre-refunded 1/01/28)
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	7,346,700
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
14,885	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	16,145,908
14,885	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	16,205,746
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,021,290
	Heights, Refunding Series 2012, 5.000%, 9/01/32 (Pre-refunded 9/01/22)
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	51,106,790
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,049,730
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30 (Pre-refunded 6/01/23)
4,545	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	4,598,449
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37 (Pre-refunded 6/01/22)
15,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	15,918,155
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47 (Pre-refunded 6/01/22)
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,734,795
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47 (Pre-refunded 6/01/22)
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,214,294
2,105	5.750%, 9/01/44 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	2,249,971
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,187,665
	District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,003,650
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,015,676
	Series 2012D, 5.000%, 9/01/36 (Pre-refunded 9/01/22)
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,126,262
	Election 2012, Series 2014B, 5.000%, 8/01/39 (Pre-refunded 8/01/24) – AGM Insured
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,452,700
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39
	(Pre-refunded 8/01/24)
196,080	Total U.S. Guaranteed			214,248,523

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 27.6% (17.3% of Total Investments)
$ 5,850	California Infrastructure and Economic Development Bank. Clean Water State Revolving	4/28 at 100.00	AAA	$ 6,919,204
	Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	4,223,604
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	AA–	3,166,010
1,835	5.500%, 11/15/37	No Opt. Call	AA–	2,503,858
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	10,128,000
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	4,502,646
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	5,591,800
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	6,902,453
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	18,962,172
	Series 2017C, 5.000%, 7/01/47
3,490	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,178,891
	Series 2019C, 5.000%, 7/01/49
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	3,942,112
	Tender Option Bond Trust 3345. As Of 6/4/2015 Converted to Trust 2015-XF2047, 17.312%,
	7/01/43, 144A (IF) (8)
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,256,199
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	16,207,040
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	11,383,434
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,404,030
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,127,070
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	10,854,718
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	5,810,400
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,600,153
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	5,960,200
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	10,495,980
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,095,100
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,666,005
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,191,850
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/22 at 100.00	N/R	1,515,015
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities) (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 580	5.500%, 7/01/28	7/22 at 100.00	CCC	$ 588,828
2,140	5.750%, 7/01/37	7/22 at 100.00	CCC	2,174,347
1,750	6.000%, 7/01/47	7/22 at 100.00	CCC	1,779,453
4,500	Rancho California Water District Financing Authority, California, Revenue Bonds,	2/30 at 100.00	AAA	4,646,835
	Refunding Series 2019A, 3.000%, 8/01/40
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,692,175
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,571,200
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	30,918,362
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (8)
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA–	3,216,421
	Project Series 2014A, 5.000%, 7/01/37
183,585	Total Utilities			205,175,565
$ 1,119,864	Total Long-Term Investments (cost $1,081,678,815)			1,186,647,730
	Floating Rate Obligations – (2.8)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (18.8)% (9)			(140,009,423)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (39.1)% (10)			(290,590,541)
	Other Assets Less Liabilities – 1.0%			7,920,699
	Net Asset Applicable to Common Shares – 100%			$ 742,993,465

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.8%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 24.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.

See accompanying notes to financial statements.

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 99.6% (100.0% of Total Investments)
	Consumer Staples – 0.5% (0.5% of Total Investments)
$ 70	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 75,876
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
4,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/22 at 34.18	N/R	1,666,405
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
4,965	Total Consumer Staples			1,742,281
	Education and Civic Organizations – 1.4% (1.4% of Total Investments)
200	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	201,504
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
550	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	567,375
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
220	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	238,410
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,425	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,565,348
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	750,934
1,250	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/43	5/28 at 100.00	AA	1,490,887
4,335	Total Education and Civic Organizations			4,814,458
	Health Care – 7.5% (7.6% of Total Investments)
1,155	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	1,317,000
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	A1	1,410,480
2,950	5.000%, 11/15/48	11/27 at 100.00	A1	3,434,331
1,090	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,249,129
	Angeles, Series 2017A, 5.000%, 8/15/47
3,830	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	4,190,480
	Series 2020A, 4.000%, 4/01/44
625	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	676,725
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
240	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	260,479
	Services, Refunding Series 2014A, 5.000%, 10/01/38
840	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	910,560
	Services, Series 2014B, 5.000%, 10/01/44
120	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	137,330
	Refunding Series 2017A, 5.000%, 7/01/42
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group,
	Series 2017A:
100	5.250%, 11/01/41	11/26 at 100.00	BBB–	113,483
400	5.250%, 11/01/47	11/26 at 100.00	BBB–	450,040
1,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	1,122,150
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	164,718
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
$ 2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	$ 2,672,092
3,410	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	3,833,556
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	1,159,860
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,633,925
	Permanente, Series 2012A, 5.000%, 4/01/42
23,125	Total Health Care			25,736,338
	Housing/Multifamily – 9.5% (9.5% of Total Investments)
2,175	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	2,098,940
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
1,660	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	1,546,921
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
1,250	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	1,279,462
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
905	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	750,354
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
1,115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,150,479
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
2,242	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,471,825
	2019-2, 4.000%, 3/20/33
1,885	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,015,080
	2021-1, 3.500%, 11/20/35
332	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	375,643
	Series 2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	A–	84,869
215	5.250%, 8/15/49	8/24 at 100.00	A–	227,178
2,320	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	2,315,592
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
800	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave	2/32 at 100.00	N/R	756,016
	Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A
405	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33,	12/31 at 100.00	N/R	329,301
	Senior Series 2021A-1, 3.000%, 12/01/56, 144A
125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	119,793
	Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47, 144A
1,130	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	974,535
	Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A
175	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	159,871
	Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46, 144A
325	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	328,344
	Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
2,005	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	1,946,394
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
2,310	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	2,436,311
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Millennium South Bay-Hawthorne, Series 2021A-1 and A-2:
$ 610	3.375%, 7/01/43, 144A	7/32 at 100.00	N/R	$ 587,015
800	3.250%, 7/01/56, 144A	7/32 at 100.00	N/R	700,080
1,925	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	1,934,086
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Monterrey Station Apartments, Senior Lien Series 2021A-1:
220	3.000%, 7/01/43, 144A	7/32 at 100.00	N/R	196,211
950	3.125%, 7/01/56, 144A	7/32 at 100.00	N/R	804,935
1,345	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	1,112,692
	Orange City Portfolio, Senior Lien Series 2021A-2, 3.000%, 3/01/57, 144A
880	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	842,063
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
750	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	663,705
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
795	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	798,657
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
220	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	9/31 at 100.00	N/R	183,720
	Waterscape Apartments, Senior Lien Series 2021A, 3.000%, 9/01/56, 144A
560	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	501,978
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A
2,035	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	1,706,734
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
1,405	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	1,138,148
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
33,949	Total Housing/Multifamily			32,536,932
	Long-Term Care – 0.2% (0.2% of Total Investments)
780	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	3/22 at 100.00	AA	783,143
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Tax Obligation/General – 25.6% (25.7% of Total Investments)
4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds,	8/27 at 100.00	AAA	4,071,720
	2014 Election Series 2019, 3.000%, 8/01/40
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	Aa2	1,037,540
	5.000%, 2/01/29
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	3,344,940
	5.000%, 8/01/34
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	2,606,650
2,500	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,589,650
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	2,377,178
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa2	5,373,500
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,139,144
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	2,254,520
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation	5/24 at 100.00	Aa1	2,312,310
	Bonds, Series 2009B, 6.000%, 5/01/34

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Los Angeles Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2008 Series 2018B-1:
$ 1,000	5.000%, 7/01/37	1/28 at 100.00	AA+	$ 1,186,230
4,000	5.000%, 7/01/38	1/28 at 100.00	AA+	4,741,000
1,000	5.250%, 7/01/42	1/28 at 100.00	AA+	1,195,640
2,000	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	2,293,680
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,364,890
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
1,000	Oxnard Union High School District, Ventura County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	1,196,100
	Election 2018 Series 2020B, 5.000%, 8/01/45
2,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California,	9/28 at 100.00	AA	2,372,140
	General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019,
	5.000%, 9/01/47 – AGM Insured
840	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	997,886
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
9,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	3,485,070
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,050,650
	Election 2014 Series 2018B, 5.000%, 9/01/45
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	13,331,944
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	19,138,486
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
86,885	Total Tax Obligation/General			87,460,868
	Tax Obligation/Limited – 11.8% (11.8% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	3/22 at 100.00	BBB+	1,002,380
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
1,295	5.500%, 10/01/23 – RAAI Insured	3/22 at 100.00	AA	1,321,405
1,000	5.625%, 10/01/33 – RAAI Insured	3/22 at 100.00	AA	1,019,940
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,409,260
	State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	1,593,585
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	1,353,887
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,084,630
	Series 2012G, 5.000%, 11/01/37
4,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	4,544,920
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
2,300	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	2,692,403
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,583,712
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	1,219,440
	Series 2019E-1, 5.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
$ 1,145	5.250%, 9/01/30	9/23 at 100.00	N/R	$ 1,198,277
1,040	5.750%, 9/01/39	9/23 at 100.00	N/R	1,092,364
170	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	178,871
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,795	0.000%, 7/01/46	7/28 at 41.38	N/R	1,557,704
3,433	5.000%, 7/01/58	7/28 at 100.00	N/R	3,849,938
70	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	76,212
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
155	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	162,979
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,702,750
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
135	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	3/22 at 100.00	N/R	135,545
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,110,850
765	5.000%, 9/01/43	9/25 at 103.00	N/R	842,013
200	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	219,988
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
185	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	222,792
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,017,650
	2012A, 5.000%, 10/01/32 – AGM Insured
40,133	Total Tax Obligation/Limited			40,193,495
	Transportation – 16.5% (16.6% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,138,030
	Series 2018A, 5.000%, 12/31/47 (AMT)
225	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	242,548
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,945	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	2,076,715
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
2,580	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	2,990,530
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	2,335,800
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	6,201,362
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
5,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	6,497,446
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,182,170
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/34 (AMT)

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	$ 3,257,970
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,296,300
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
13,570	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	15,216,448
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,100,061
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	5,186,857
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Green Series	3/31 at 100.00	Aa2	2,452,720
	2021C, 5.000%, 3/01/51
250	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	271,842
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
49,845	Total Transportation			56,446,799
	U.S. Guaranteed – 7.4% (7.4% of Total Investments) (5)
1,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	1,837,350
	Subordinate Series 2019S-H, 5.000%, 4/01/44 (Pre-refunded 4/01/29)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A1	319,770
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
795	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	922,932
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
185	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	202,558
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
1,130	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	1,154,668
	Series 2012A, 5.500%, 8/15/47 (Pre-refunded 8/15/22)
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	257,328
	Series 2012B, 7.250%, 8/15/47 (Pre-refunded 8/15/22)
2,215	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,410,806
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
4,875	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	5,287,961
4,875	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	5,307,559
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
80	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	AA–	89,167
100	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	111,526
2,545	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	2,574,929
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
	(Pre-refunded 6/01/22)
2,050	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,073,862
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47 (Pre-refunded 6/01/22)
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,210	5.000%, 5/01/29 (Pre-refunded 5/01/22) (AMT)	5/22 at 100.00	A+	1,218,712
305	5.000%, 5/01/31 (Pre-refunded 5/01/22) (AMT)	5/22 at 100.00	A+	307,196

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	$ 1,003,650
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
23,400	Total U.S. Guaranteed			25,079,974
	Utilities – 19.2% (19.3% of Total Investments)
1,000	California Infrastructure and Economic Development Bank. Clean Water State Revolving	4/28 at 100.00	AAA	1,182,770
	Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,875	5.000%, 7/01/37 (AMT), 144A	1/23 at 100.00	BBB	2,929,050
3,750	5.000%, 11/21/45 (AMT), 144A	1/23 at 100.00	BBB	3,820,088
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	4,928,618
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,265,300
	Water District Series 2016, 5.000%, 3/01/41
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	AA–	2,456,100
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	1,123,100
	Series 2016A, 5.000%, 7/01/40
835	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	939,450
	Series 2016B, 5.000%, 7/01/37
4,850	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	5,565,569
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,051,010
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,227,460
	Series 2018A, 5.000%, 7/01/38
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	6,906,300
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,239,285
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	4,782,680
	2018B, 5.000%, 7/01/38
375	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	441,203
	2017A, 5.250%, 6/01/47
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,685,236
	2018A, 5.000%, 6/01/38
2,355	Mesa Water District, California, Certificates of Participation, Series 2020, 4.000%, 3/15/45	3/30 at 100.00	AAA	2,681,709
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	1,477,290
	Series 2009C, 6.500%, 11/01/39
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
170	5.500%, 7/01/28	7/22 at 100.00	CCC	172,587
635	5.750%, 7/01/37	7/22 at 100.00	CCC	645,192
515	6.000%, 7/01/47	7/22 at 100.00	CCC	523,667

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,190	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	$ 1,456,025
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
2,670	5.000%, 8/01/32	8/26 at 100.00	Aa3	3,058,619
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,428,400
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	2,628,912
	2007A, 5.250%, 11/01/24
57,055	Total Utilities			65,615,620
$ 324,472	Total Long-Term Investments (cost $310,388,387)			340,409,908
	Other Assets Less Liabilities – 0.4%			1,393,887
	Net Asset Applicable to Common Shares – 100%			$ 341,803,795

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.1% (100.0% of Total Investments)
	Consumer Staples – 0.0% (0.0% of Total Investments)
$ 20	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 21,679
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
	Education and Civic Organizations – 1.3% (1.3% of Total Investments)
550	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	554,136
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	165,054
	Education Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	65,021
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	420,774
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
1,155	Total Education and Civic Organizations			1,204,985
	Health Care – 6.9% (7.1% of Total Investments)
590	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A1	672,754
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	1,164,180
	Health, Refunding Series 2017A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A1	1,164,180
	Health, Series 2018A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,094,120
	Series 2020A, 4.000%, 4/01/44
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	124,517
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
70	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	75,973
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	276,420
	Services, Series 2014B, 5.000%, 10/01/44
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	40,055
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	147,528
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	384,342
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	922,375
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	607,073
5,910	Total Health Care			6,673,517
	Housing/Multifamily – 9.3% (9.5% of Total Investments)
615	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	593,493
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
440	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	410,027
	Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A
750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	767,677
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 260	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit	8/32 at 100.00	N/R	$ 215,571
	at Sausalito Apartments, Series 2021A-1, 3.000%, 2/01/57, 144A
628	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	692,537
	2019-2, 4.000%, 3/20/33
533	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	569,708
	2021-1, 3.500%, 11/20/35
92	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	103,439
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	A–	26,522
65	5.250%, 8/15/49	8/24 at 100.00	A–	68,682
660	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	658,746
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
225	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave	2/32 at 100.00	N/R	212,630
	Apartments, Senior Series 2022A-1, 4.000%, 8/01/58, 144A
115	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Latitude 33,	12/31 at 100.00	N/R	93,505
	Senior Series 2021A-1, 3.000%, 12/01/56, 144A
320	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777	5/32 at 100.00	N/R	275,974
	Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57, 144A
100	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	101,029
	Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56, 144A
560	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	10/31 at 100.00	N/R	543,631
	Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A
650	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	685,542
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,
	Millennium South Bay-Hawthorne, Series 2021A-1 and A-2:
175	3.375%, 7/01/43, 144A	7/32 at 100.00	N/R	168,406
195	3.250%, 7/01/56, 144A	7/32 at 100.00	N/R	170,645
540	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda	10/31 at 100.00	N/R	542,549
	at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A
265	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/32 at 100.00	N/R	224,535
	Monterrey Station Apartments, Senior Lien Series 2021A-1, 3.125%, 7/01/56, 144A
380	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	3/32 at 100.00	N/R	314,366
	Orange City Portfolio, Senior Lien Series 2021A-2, 3.000%, 3/01/57, 144A
250	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	239,223
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
150	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	12/31 at 100.00	N/R	132,741
	Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A
185	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	185,851
	Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A
160	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	143,422
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47, 144A
585	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	6/31 at 100.00	N/R	490,634
	Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
410	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood	6/32 at 100.00	N/R	332,129
	Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49
9,333	Total Housing/Multifamily			8,963,214

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 21.3% (21.7% of Total Investments)
$ 1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	$ 1,114,980
	5.000%, 8/01/34
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa2	2,006,900
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,120,310
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	1,195,640
	Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,266,594
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,187,960
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	3,920,089
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,480,767
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	2,230,740
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
25,700	Total Tax Obligation/General			20,523,980
	Tax Obligation/Limited – 16.2% (16.5% of Total Investments)
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/22 at 100.00	AA	1,019,940
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	2,124,780
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,000	California State Public Works Board, Lease Revenue Bonds, Department of General	11/31 at 100.00	N/R	1,138,890
	Services, New Nature Resources, Green Series 2021C, 4.000%, 11/01/41
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/22 at 100.00	Aa2	1,218,293
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,136,230
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,498,480
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	3/22 at 100.00	A+	1,004,250
	2009, 7.000%, 3/01/34
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	366,285
320	5.750%, 9/01/39	9/23 at 100.00	N/R	336,112
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	63,131
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
705	0.000%, 7/01/46	7/28 at 41.38	N/R	229,026
763	5.000%, 7/01/58	7/28 at 100.00	N/R	855,666
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	21,775
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
60	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	63,089
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	3/22 at 100.00	N/R	40,162
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,436,823
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 50	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	$ 60,214
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,017,650
	2012A, 5.000%, 10/01/32 – AGM Insured
14,868	Total Tax Obligation/Limited			15,630,796
	Transportation – 8.8% (9.0% of Total Investments)
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	64,679
	Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	1,067,720
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	878,624
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,766,240
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
2,315	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,729,732
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/37 (AMT)
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,148,260
	Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	815,528
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
7,450	Total Transportation			8,470,783
	U.S. Guaranteed – 15.0% (15.2% of Total Investments) (5)
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,043,660
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34 (Pre-refunded 4/01/23)
410	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	475,977
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A1	2,824,850
	Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)
55	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	60,220
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	403,623
	Series 2012A, 5.500%, 8/15/47 (Pre-refunded 8/15/22)
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	576,852
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,170	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,269,111
1,175	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,279,258
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,350	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	AA–	1,504,696
1,650	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	1,840,179
780	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	789,173
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37 (Pre-refunded 6/01/22)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P,	5/22 at 100.00	A+	961,876
	5.000%, 5/01/31 (Pre-refunded 5/01/22) (AMT)
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,369,982
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
13,335	Total U.S. Guaranteed			14,399,457

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 19.3% (19.7% of Total Investments)
$ 1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	$ 1,721,181
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	1/23 at 100.00	BBB	382,050
1,160	5.000%, 11/21/45 (AMT), 144A	1/23 at 100.00	BBB	1,181,680
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,900,872
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,265,300
	Water District Series 2016, 5.000%, 3/01/41
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	AA–	880,103
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,468,690
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,357,100
	Series 2018A, 5.000%, 7/01/38
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,132,702
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,195,670
	2018B, 5.000%, 7/01/38
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	729,455
	2017A, 5.250%, 6/01/47
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	CCC	50,761
175	5.750%, 7/01/37	7/22 at 100.00	CCC	177,809
145	6.000%, 7/01/47	7/22 at 100.00	CCC	147,440
16,350	Total Utilities			18,590,813
$ 94,121	Total Long-Term Investments (cost $86,771,015)			94,479,224
	Other Assets Less Liabilities – 1.9%			1,873,260
	Net Assets Applicable to Common Shares – 100%			$ 96,352,484

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2022

	NAC	NKX	NCA	NXC
Assets
Long-term investments, at value (cost $3,184,117,563, $1,081,678,815,
$310,388,387 and $86,771,015, respectively)	$3,421,700,272	$1,186,647,730	$340,409,908	$94,479,224
Cash	—	—	26,743	—
Receivable for:
Interest	36,174,319	12,944,316	3,407,495	1,069,726
Investments sold	21,707,078	3,040,400	10,000	1,750,000
Other assets	1,184,243	407,306	59,313	32,597
Total assets	3,480,765,912	1,203,039,752	343,913,459	97,331,547
Liabilities
Cash overdraft	10,012,969	4,879,892	—	621,875
Floating rate obligations	—	20,975,000	—	—
Payable for:
Dividends	7,646,748	2,589,464	774,444	244,201
Interest	—	41,855	—	—
Investments purchased - regular settlement	4,928,112	—	1,026,690	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $320,000,000, $140,400,000, $— and $— respectively)	319,829,781	140,009,423	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $957,600,000 and $292,200,000, $— and
$— respectively)	954,400,258	290,590,541	—	—
Accrued expenses:
Management fees	1,475,175	533,024	121,877	18,826
Trustees fees	808,058	206,976	61,287	33,043
Other	590,928	220,112	125,366	61,118
Total liabilities	1,299,692,029	460,046,287	2,109,664	979,063
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$2,181,073,883	$ 742,993,465	$341,803,795	$96,352,484
Common shares outstanding	144,735,059	47,520,334	33,108,196	6,360,883
Net asset value ("NAV") per common share outstanding	$ 15.07	$ 15.64	$ 10.32	$ 15.15
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 1,447,351	$ 475,203	$ 331,082	$ 63,609
Paid-in surplus	1,965,394,601	636,361,895	312,878,100	88,530,803
Total distributable earnings (loss)	214,231,931	106,156,367	28,594,613	7,758,072
Net assets applicable to common shares	$2,181,073,883	$ 742,993,465	$341,803,795	$96,352,484
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	N/A	N/A
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

	NAC	NKX	NCA		NXC
				Eleven Months
	Year Ended	Year Ended	Year Ended	Ended		Year Ended
	2/28/22	2/28/22	2/28/22	2/28/22		3/31/21
Investment income	$130,154,916	$44,445,676	$12,125,627	$ 3,209,158		$3,623,320
Expenses
Management fees	19,944,443	6,982,196	1,581,280	233,667		257,651
Interest expense and amortization of offering costs	7,970,555	912,224	951	336		—
Liquidity fees	4,275,420	2,238,476	—	—		—
Remarketing fees	530,061	701,662	—	—		—
Custodian expenses, net	264,894	99,588	44,357	16,733		20,252
Trustees fees	99,711	33,889	12,695	2,806		2,883
Professional fees	489,951	368,061	47,099	32,459		31,424
Shareholder reporting expenses	99,037	41,961	27,720	11,536		17,509
Shareholder servicing agent fees	28,136	8,965	11,662	2,873		2,274
Stock exchange listing fees	40,906	13,430	8,166	6,343		6,550
Investor relations expenses	121,151	41,128	12,082	2,960		4,761
Reorganization expenses	—	—	228,211	—		—
Other	115,038	536,773	16,249	11,794		9,117
Total expenses	33,979,303	11,978,353	1,990,472	321,507		352,421
Net investment income (loss)	96,175,613	32,467,323	10,135,155	2,887,651		3,270,899
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,554,993)	458,904	182,061	33,430		460,516
Change in net unrealized appreciation
(depreciation) of investments	(120,601,420)	(41,296,515)	(11,767,724)	(4,195,935)		2,121,520
Net realized and unrealized gain (loss)	(123,156,413)	(40,837,611)	(11,585,663)	(4,162,505)		2,582,036
Net increase (decrease) in net assets applicable to
common shares from operations	$ (26,980,800)	$ (8,370,288)	$ (1,450,508)	$(1,274,854)		$5,852,935

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAC		NKX
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/22	2/28/21	2/28/22	2/28/21
Operations
Net investment income (loss)	$ 96,175,613	$ 92,289,029	$ 32,467,323	$ 31,588,590
Net realized gain (loss) from investments	(2,554,993)	2,290,667	458,904	98,007
Change in net unrealized appreciation (depreciation) of investments	(120,601,420)	(118,166,969)	(41,296,515)	(38,495,336)
Net increase (decrease) in net assets applicable to common shares
from operations	(26,980,800)	(23,587,273)	(8,370,288)	(6,808,739)
Distributions to Common Shareholders
Dividends	(94,656,728)	(92,123,863)	(31,838,623)	(30,650,615)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(94,656,728)	(92,123,863)	(31,838,623)	(30,650,615)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Issued in the Reorganization	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(121,637,528)	(115,711,136)	(40,208,911)	(37,459,354)
Net assets applicable to common shares at the beginning of period	2,302,711,411	2,418,422,547	783,202,376	820,661,730
Net assets applicable to common shares at the end of period	$2,181,073,883	$2,302,711,411	$742,993,465	$783,202,376

See accompanying notes to financial statements.

	NCA		NXC
	Year	Year	Eleven Months	Year	Year
	Ended	Ended	Ended	Ended	Ended
	2/28/22	2/28/21	2/28/22	3/31/21	3/31/20
Operations
Net investment income (loss)	$ 10,135,155	$ 8,851,993	$ 2,887,651	$ 3,270,899	$ 3,375,449
Net realized gain (loss) from investments	182,061	910,643	33,430	460,516	129,883
Change in net unrealized appreciation
(depreciation) of investments	(11,767,724)	(11,543,454)	(4,195,935)	2,121,520	1,198,763
Net increase (decrease) in net assets applicable to
common shares from operations	(1,450,508)	(1,780,818)	(1,274,854)	5,852,935	4,704,095
Distributions to Common Shareholders
Dividends	(9,911,780)	(8,933,471)	(3,049,063)	(3,331,881)	(3,295,962)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(9,911,780)	(8,933,471)	(3,049,063)	(3,331,881)	(3,295,962)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	—	61,387	75,933	66,551	31,306
Issued in the Reorganization	53,540,962	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	53,540,962	61,387	75,933	66,551	31,306
Net increase (decrease) in net assets applicable to
common shares	42,178,674	(10,652,902)	(4,247,984)	2,587,605	1,439,439
Net assets applicable to common shares at the
beginning of period	299,625,121	310,278,023	100,600,468	98,012,863	96,573,424
Net assets applicable to common shares at the
end of period	$341,803,795	$299,625,121	$96,352,484	$100,600,468	$98,012,863

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2022

	NAC	NKX
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (26,980,800)	$ (8,370,288)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(454,824,400)	(120,531,844)
Proceeds from sales and maturities of investments	445,515,656	114,229,666
Taxes paid	(42,788)	(5,974)
Amortization (Accretion) of premiums and discounts, net	16,576,693	2,901,395
Amortization of deferred offering costs	196,998	303,635
(Increase) Decrease in:
Receivable for interest	2,208,398	41,633
Receivable for investments sold	14,130,149	2,378,087
Other assets	(83,007)	(25,335)
Increase (Decrease) in:
Payable for interest	(8,855)	183
Investments purchased - regular settlement	(18,435,497)	(5,693,894)
Accrued management fees	(75,433)	(25,905)
Accrued Trustees fees	65,286	16,399
Accrued other expenses	(124,840)	18,524
Net realized (gain) loss from:
Investments	2,554,993	(458,904)
Paydowns	(2,207,393)	(77,862)
Change in net unrealized appreciation (depreciation) of investments	120,601,420	41,296,515
Net cash provided by (used in) operating activities	99,066,580	25,996,031
Cash Flow from Financing Activities:
Proceeds from borrowings	47,887,760	3,016,568
(Repayments of) borrowings	(47,887,760)	(3,016,568)
Increase (Decrease) in:
Cash overdraft	(213,387)	4,879,892
Floating rate obligations	(4,185,000)	—
Cash distributions paid to common shareholders	(94,668,193)	(31,742,394)
Net cash provided by (used in) financing activities	(99,066,580)	(26,862,502)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	—	(866,471)
Cash at the beginning of period	—	866,471
Cash at the end of period	$ —	$ —

Supplemental Disclosure of Cash Flow Information	NAC	NKX
Cash paid for interest (excluding amortization of offering costs)	$ 7,746,029	$ 807,066

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
	Investment Operations				to Common Shareholders				Common Share
								Premium	Discount
								per	per
						From		Share	Share
	Beginning	Net	Net		From	Accumu-		Sold	Repur-
	Common	Investment	Realized/		Net	lated Net		through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	and	Ending	Share
	NAV	(Loss) Gain (Loss)		Total	Income	Gains	Total	Offering	Retired	NAV	Price
NAC
Year Ended 2/28–2/29:
2022	$15.91	$0.66	$(0.85)	$(0.19)	$(0.65)	$ —	$(0.65)	$ —	$ —	$15.07	$13.71
2021	16.71	0.64	(0.80)	(0.16)	(0.64)	—	(0.64)	—	—	15.91	14.57
2020	14.95	0.65	1.76	2.41	(0.65)	—	(0.65)	—	—	16.71	15.09
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—	0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—	—	15.17	13.49
NKX
Year Ended 2/28-2/29:
2022	16.48	0.68	(0.85)	(0.17)	(0.67)	—	(0.67)	—	—	15.64	14.15
2021	17.27	0.66	(0.80)	(0.14)	(0.65)	—	(0.65)	—	—	16.48	15.13
2020	15.17	0.63	2.09	2.72	(0.62)	—	(0.62)	—	—	17.27	15.53
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—	0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—	—	15.26	13.97

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(1.33)%	(1.81)%	$2,181,074	1.46%	4.14%	12%
(0.90)	0.88	2,302,711	1.67	4.00	17
16.37	18.54	2,418,423	2.26	4.11	11
3.01	3.79	2,163,282	2.42	4.48	30
4.19	(2.27)	2,201,952	1.97	4.71	14

(1.19)	(2.44)	742,993	1.51	4.10	9
(0.77)	1.67	783,202	1.72	4.03	8
18.23	19.88	820,662	2.27	3.91	11
3.73	1.45	720,786	2.50	4.34	28
4.42	0.51	728,662	2.24	4.58	14

(b)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:
	Ratios of Interest Expense		Ratios of Interest Expense
	to Average Net Assets Applicable		to Average Net Assets Applicable
	to Common Shares		to Common Shares

NAC		NKX
Year Ended 2/28–2/29:		Year Ended 2/28-2/29:
2022	0.55%	2022	0.49%
2021	0.74	2021	0.74
2020	1.33	2020	1.28
2019	1.45	2019	1.45
2018	1.02	2018	1.20

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions
	Investment Operations				to Common Shareholders				Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accumu-			Sold	Repur-
	Common	Investment	Realized/		Net	lated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Cost	Offering	Retired	NAV	Price
NCA
Year Ended 2/28–2/29:
2022	$10.66	$0.31	$(0.35)	$(0.04)	$(0.30)	$ —	$(0.30)	$ —	$ —	$ —	$10.32	$ 9.53
2021	11.05	0.32	(0.39)	(0.07)	(0.32)	—	(0.32)	—	—	—	10.66	10.21
2020	10.13	0.34	0.92	1.26	(0.34)	—	(0.34)	—	—	—	11.05	10.45
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—*	—	—	10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—	—*	—	10.19	9.55
NXC
Year Ended 2/28-2/29:
2022(d)	15.83	0.45	(0.65)	(0.20)	(0.44)	(0.04)	(0.48)	—	—	—	15.15	14.81
Year Ended 3/31:
2021	15.43	0.51	0.41	0.92	(0.52)	—	(0.52)	—	—	—	15.83	16.29
2020	15.21	0.53	0.21	0.74	(0.52)	—	(0.52)	—	—	—	15.43	14.50
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—	—	15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—*	—	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—	—	15.00	14.83

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

(0.43)%	(3.89)%	$341,804	0.56%	2.85%	6%
(0.62)	0.73	299,625	0.60	2.94	9
12.63	14.67	310,278	0.52	3.22	8
2.82	2.31	284,624	0.62	3.38	38
3.45	(2.72)	286,121	0.56	3.67	23

(1.34)	(6.27)	96,352	0.35**	3.14**	9

6.05	16.13	100,600	0.35	3.26	5
4.86	6.26	98,013	0.36	3.41	10
4.82	5.44	96,573	0.55	3.38	23
4.37	(2.23)	95,357	0.37	3.73	20
0.20	(6.98)	94,310	0.37	3.89	24

(b)	• The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense	Ratios of Interest Expense
	to Average Net Assets Applicable	to Average Net Assets Applicable
	to Common Shares		to Common Shares

NCA		NXC
Year Ended 2/28–2/29:		Year Ended 2/28-2/29:
2022	—%	2022(d)	—%**
2021	—	Year Ended 3/31:
2020	—	2021	—
2019	—	2020	—
2018	—	2019	—
		2018	—
		2017	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the eleven months ended February 28, 2022.
**	Annualized

See accompanying notes to financial statements.

Financial Highlights (continued)

					MFP
					and VRDP
	MFP Shares at		VRDP Shares		Shares at the
	the End of the Period		at the End of the Period		End of the Period
	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	Preference
NAC
Year Ended 2/28-2/29:
2022	$320,000	$270,716	$957,600	$270,716	$2.71
2021	320,000	280,237	957,600	280,237	2.80
2020	320,000	289,294	957,600	289,294	2.89
2019	320,000	269,324	957,600	269,324	2.69
2018	320,000	272,351	957,600	272,351	2.72

NKX
Year Ended 2/28-2/29:
2022	140,400	271,751	292,200	271,751	2.72
2021	140,400	281,045	292,200	281,045	2.81
2020	140,400	289,705	292,200	289,705	2.90
2019	140,400	266,617	292,200	266,617	2.67
2018	140,400	268,438	292,200	268,438	2.68

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen California Quality Municipal Income Fund (NAC)

• Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

• Nuveen California Municipal Value Fund (NCA)

• Nuveen California Select Tax-Free Income Portfolio (NXC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAC, NKX and NXC were organized as Massachusetts business trusts on December 1, 1998, July 29, 2002, and March 30, 1992, respectively. NCA was organized as a Massachusetts business trust on March 8, 2021 (previously organized as a Minnesota trust on July 15, 1987).

Change in Fiscal and Tax Year End for NXC

Effective February 24, 2022, NXC’s fiscal and tax year end changed from March 31 to February 28/29 as approved by the Fund's Board of Trustees (the “Board”). As a result, NXC has prepared an annual report for the period April 1, 2021 through February 28, 2022 (the “eleven months ended February 28, 2022”).

Current Fiscal Period

The end of the reporting period for the Funds is February 28, 2022. The period covered by these Notes to Financial Statements for NAC, NKX and NCA is the fiscal year ended February 28, 2022 and for NXC the eleven months ended February 28, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser“), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective prior to the opening of business on March 8, 2021, Nuveen California Municipal Value Fund 2 (NCB) (the “Target Fund“) was reorganized into NCA (the “Acquiring Fund“) (the “Reorganization“).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 10 – Fund Reorganization.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction

Notes to Financial Statements (continued)

against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAC	NKX	NCA	NXC
Custodian Fee Credit	$1,033	$126	$124	$3

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or

Notes to Financial Statements (continued)

collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$3,418,657,559	$3,042,713**	$3,421,700,272
NKX
Long-Term Investments*:
Municipal Bonds	$ —	$1,186,257,033	$ 390,697**	$1,186,647,730
NCA
Long-Term Investments*:
Municipal Bonds	$ —	$ 340,409,908	$ —	$ 340,409,908
NXC
Long-Term Investments*:
Municipal Bonds	$ —	$ 94,479,224	$ —	$ 94,479,224

* Refer to the Fund’s Portfolio of Investments for industry classifications.

** Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAC	NKX	NCA	NXC
Floating rate obligations: self-deposited Inverse Floaters	$ —	$20,975,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	26,250,000	11,250,000	—	—
Total	$26,250,000	$32,225,000	$ —	$ —

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAC	NKX	NCA	NXC
Average floating rate obligations outstanding	$4,185,000	$20,975,000	$ —	$ —
Average annual interest rate and fees	0.52%	0.58%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (continued)

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NAC	NKX	NCA	NXC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$20,975,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	26,250,000	11,250,000	—	—
Total	$26,250,000	$32,225,000	$ —	$ —

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAC	NKX	NCA	NXC
Purchases	$454,824,400	$120,531,844	$74,064,584	$8,771,285
Sales and Maturities	445,515,656	114,229,666	19,555,010	9,191,373

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

NKX has filed a registration statement with the SEC authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

NKX
	Year	Year
	Ended	Ended
	2/28/22	2/28/21
Additional authorized common shares	4,100,000*	4,100,000
Common shares sold	—	—
Offering proceeds, net of offering cost	—	—

* Represents additional authorized common shares for the period March 1, 2020 through June 30, 2021.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NCA			NXC
				Eleven
	Year		Year	Months	Year	Year
	Ended		Ended	Ended	Ended	Ended
	2/28/22		2/28/21	2/28/22	3/31/21	3/31/20

Common shares:
Issued to shareholders due to reinvestment of distributions	—		5,684	4,779	4,192	1,980
Issued in the Reorganization	5,011,513		—	—	—	—

Preferred Shares

MuniFund Preferred Shares

NAC and NKX have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

Notes to Financial Statements (continued)

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NAC	A	3,200	$320,000,000	$319,829,781	1/03/28	VRM	1/03/28*
NKX	A	1,404	140,400,000	140,009,423	10/01/47	VRRM	N/A

* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NAC	NKX
Average liquidation preference of MFP Shares outstanding	$320,000,000	$140,400,000
Annualized dividend rate	0.88%	0.31%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAC and NKX had $954,400,258 and $290,590,541 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	N/A	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.10	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026

NKX	2	355	0.10%	$ 35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.10	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NAC’s Series 2, Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on February 6, 2023, September 1, 2023 and November 6, 2026, for the Fund’s Series 2, 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAC	NKX
Average liquidation preference of VRDP Shares outstanding	$957,600,000	$292,200,000
Annualized dividend rate	0.51%	0.09%

Notes to Financial Statements (continued)

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NKX the alternative minimum tax applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible offering costs, nondeductible reorganization expenses, paydowns, reorganization adjustments, taxable market discount and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.

As of year end, the aggregate cost and net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NAC	$3,185,311,348	$265,346,354	$(28,957,430)	$236,388,924
NKX	1,061,053,451	112,693,881	(8,074,545)	104,619,336
NCA	310,195,115	32,642,773	(2,427,980)	30,214,793
NXC	86,757,654	8,315,615	(594,045)	7,721,570

For purposes of the disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized		Late-Year	Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAC	$7,665,707	$179,255	$ —	$236,388,924	$(22,113,894)	$ —	$(7,888,061)	$214,231,931
NKX	4,940,693	14,752	—	104,619,336	(733,515)	—	(2,684,899)	106,156,367
NCA	978,851	—	—	30,214,793	(1,787,880)	—	(811,151)	28,594,613
NXC	277,128	—	13,809	7,721,570	—	—	(254,435)	7,758,072

1 Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2022, and paid on March 1, 2022.

The tax character of distributions paid were as follows:

	February 28, 2022			February 28, 2021
	Tax-		Long-Term	Tax-		Long-Term
	Exempt	Ordinary	Capital	Exempt	Ordinary	Capital
Fund	Income[1]	Income	Gains	Income	Income	Gains
NAC	$94,119,228	$537,500	$ —	$91,719,591	$404,272	$ —
NKX	31,551,302	287,321	—	30,553,255	97,360	—
NCA	9,854,299	57,481	—	8,933,471	—	—

Eleven Months Ended
	February 28, 2022			March 31, 2021			March 31, 2020
	Tax-		Long-Term	Tax-		Long-Term	Tax-		Long-Term
	Exempt	Ordinary	Capital	Exempt	Ordinary	Capital	Exempt	Ordinary	Capital
Fund	Income[1]	Income	Gains	Income	Income	Gains	Income	Income	Gains
NXC	$2,772,383	$25,481	$251,199	$3,327,984	$3,897	$ —	$3,295,962	$ —	$ —

1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAC	$22,113,894	$ —	$22,113,894
NKX	733,515	—	733,515
NCA	1,787,880	—	1,787,880
NXC	—	—	—

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
NAC	$ —
NKX	568,127
NCA	178,863
NXC	—

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for NAC and NKX is calculated according to the following schedules:

Average Daily Managed Assets*	NAC	NKX
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for NXC is calculated according to the following schedule:

NXC
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA and NXC):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2022, the complex-level fee for each Fund was 0.1540%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the following Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAC
Purchases	$14,816,700
Sales	17,748,585
Realized gain (loss)	(520,588)

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Fund are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NAC	NKX	NXC
Maximum outstanding balance	$29,300,000	$3,016,568	$752,441

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAC	NKX	NXC
Utilization period (days outstanding)	26	3	3
Average daily balance outstanding	$19,990,895	$3,016,568	$752,441
Average annual interest rate	1.28%	1.27%	1.27%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing

Notes to Financial Statements (continued)

fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Fund Reorganization

The Reorganization as previously described in Note 1 — General Information was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Reorganization, were as follows:

NCB
Cost of investments	$43,512,135
Fair value of investments	49,986,703
Net unrealized appreciation (depreciation) of investments	6,474,568

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Fund – Prior to Reorganization	NCB
Common shares outstanding	3,302,961
Net assets applicable to common shares	$53,540,962
NAV per common share outstanding	$16.21
Acquiring Fund – Prior to Reorganization	NCA
Common shares outstanding	28,096,683
Net assets applicable to common shares	$300,172,911
NAV per common share outstanding	$10.68
Acquiring Fund – Post Reorganization	NCA
Common shares outstanding	33,108,196
Net assets applicable to common shares	$353,713,873
NAV per common share outstanding	$10.68

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Fund’s current fiscal period was March 1, 2021. Assuming the Reorganization had been completed on March 1, 2021, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NCA
Net investment income (loss)	$ 10,163,426
Net realized and unrealized gains (losses)	(11,142,777)
Change in net assets resulting from operations	(979,351)

Because the combined investment portfolios for the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN CALIFORNIA QUALITY MUNICIPAL VALUE FUND (NAC)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, that pay interest exempt from federal and California income taxes.

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of at least 15 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities
•	The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector.
•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding”

shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California person income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Shareholder Update (Unaudited) (continued)

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

Investment Objectives

The Fund’s investment objectives are (i) to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and California income tax and (ii) to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from federal and California income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The Fund generally invests in California municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of 15 to 30 years, but the average effective maturity of obligations held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the California municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
•	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and California income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund generally invests are issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and California personal income taxes and is also exempt from the federal alternative minimum tax applicable to individuals.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions

Shareholder Update (Unaudited) (continued)

of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

(formerly known as NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.)

Investment Objective

The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain an effective maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Shareholder Update (Unaudited) (continued)

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (including reverse repurchase agreements) for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

Investment Objectives

The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

The Fund generally invests in municipal securities with an average effective maturity of approximately 15-30 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the

Shareholder Update (Unaudited) (continued)

financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15-30 years and the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

		Nuveen California		Nuveen California
	Nuveen California	AMT-Free	Nuveen California	Select
	Quality Municipal	Quality Municipal	Municipal	Tax-Free
	Income Fund	Income Fund	Value Fund	Income Portfolio
Risk	(NAC)	(NKX)	(NCA)	(NXC)
Portfolio Level Risks
Alternative Minimum Tax Risk`	X	–	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	X	X	X	--
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Considerations Related to California Concentration Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	X	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Unrated Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

Shareholder Update (Unaudited) (continued)

		Nuveen California		Nuveen California
	Nuveen California	AMT-Free	Nuveen California	Select
	Quality Municipal	Quality Municipal	Municipal	Tax-Free
	Income Fund	Income Fund	Value Fund	Income Portfolio
Risk	(NAC)	(NKX)	(NCA)	(NXC)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	–	–
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	–

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they

Shareholder Update (Unaudited) (continued)

are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Considerations Related to California Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of California, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California.

Additionally, the State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering

Shareholder Update (Unaudited) (continued)

or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Although the application of the "Control Share Acquisition" provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Shareholder Update (Unaudited) (continued)

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, could affect the nature and extent of derivatives used by the Fund. It is possible that Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 28, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	Nuveen California	Nuveen California
	Quality Municipal	AMT-Free Quality
	Income Fund (NAC)	Municipal Income Fund (NKX)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.41%	38.48%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.00%	0.85%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual
Effective Interest Expense Rate on Leverage	0.37%	0.33%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.57%	-16.79%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.58%	-8.66%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.60%	-0.53%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.39%	7.60%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.38%	15.72%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following principal risk has been added for the Nuveen California Select Tax-Free Income Portfolio (NXC):

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NAC	$ —
NKX	—
NCA	—
NXC	251,199

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAC	NKX	NCA	NXC
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond California Index: An index designed to measure the performance of the tax-exempt California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)

•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn't have the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since
1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust Japan
Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 6o6o6		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 6o6o6		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 6o6o6		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 6o6o6		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing
U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/
Associate Director for Legal and Financial Affairs, Office of Presidential
Personnel, The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial
Markets Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive Board Member		2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 6o6o6	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Managing Director and Associate General Counsel (since January 2022),
901 Marquette Avenue	and Assistant	2013	formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice
Minneapolis, MN 55402	Secretary		President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President	2016	(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961		2002	Securities, LLC.
333 W. Wacker Drive	Vice President
Chicago, IL 6o6o6

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975	Vice President		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew		2022	(since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director
Carnegie Blvd.			(since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant
Charlotte, NC 28262			Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and
TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director,
Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President
(since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative
Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc.
(2014-2017).

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0222D 2104104-INV-Y-04/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2022	$30,300	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2021	$29,150	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2022	$ 0	$ 0	$ 0	$ 0
February 28, 2021	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

 Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	10	$11.83 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5.80 million
*	Assets are as of February 28, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NAC SECURITIES AS OF FEBRUARY 28, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: May 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: May 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: May 6, 2022